UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013

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NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 14, 2013, NCI Building Systems, Inc. (“NCI”) issued a press release (the “Press Release”), that, among other things, provided preliminary results for the fiscal second quarter ended April 28, 2013. A copy of the Press Release is attached as Exhibit 99.1.

NCI’s press release includes Adjusted EBITDA and Pro Forma Adjusted EBITDA. Adjusted EBITDA and Pro Forma Adjusted EBITDA are calculated based on the terms contained in NCI’s term loan credit agreement. Adjusted EBITDA and Pro Forma Adjusted EBITDA exclude stock-based compensation costs and other non-cash items. Adjusted EBITDA and Pro Forma Adjusted EBITDA are measures used by management and, therefore, provided to investors to provide comparability between periods of underlying operational results. Adjusted EBITDA and Pro Forma Adjusted EBITDA should not be considered in isolation or as substitutes for operating income (loss) determined in accordance with generally accepted accounting principles in the United States. These non-GAAP financial measures are included in the press release furnished hereto as Exhibit 99.1.

The information in this Item 2.02 and in Exhibit 99.1 attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended or the Exchange Act, except if NCI expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.

Item 3.02 Unregistered Sale of Equity Securities

On May 14, 2013 investment funds managed by Clayton, Dubilier & Rice LLC (the “CD&R Funds”), the holders of 339,293 shares of our Series B Cumulative Convertible Participating Preferred Stock (the “Preferred Shares”), delivered a formal notice requesting the conversion of all of their Preferred Shares into shares of our common stock. In connection with the conversion request we are issuing the CD&R Funds 54,136,817 shares of our common stock in a transaction that is not required to be registered under the Securities Act of 1933. Under the terms of the Preferred Shares no consideration is required to be paid by the CD&R Funds to the Company in connection with the conversion of the Preferred Shares.

Item 8.01 Other Events

The Press Release also announced the Company’s intention to seek to refinance its $240 million term loan. A copy of the Press Release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

Dated: May 14, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 14, 2013.